                                                                 Exhibit 10.17.7

                    FOURTH AMENDMENT TO OPERATIVE AGREEMENTS


  THIS FOURTH AMENDMENT TO OPERATIVE AGREEMENTS dated as of April 10, 1997 (this "Fourth Amendment") is by and among CAPITAL ONE BANK, a Virginia banking
 ----------------
corporation ("COB"), CAPITAL ONE REALTY, INC., a Delaware corporation ("CORI"),
              ---                                                       ----
FIRST SECURITY BANK, NATIONAL ASSOCIATION (f/k/a First Security Bank of Utah, N.A.), a national banking association, not individually but solely as Owner Trustee under the COB Real Estate Trust 1995-1 (the "Owner Trustee", the
                                                     -------------
"Borrower" or the "Lessor", as appropriate), NATIONSBANK OF TEXAS, N.A., a
 --------          ------
national banking association, as Administrative Agent for the Lenders (in such capacity, the "Agent"), as a Lender (together with the other Lenders party to
               -----
the Credit Agreement, the "Lenders") and as a Holder, and the other Lenders and
                           -------
Holders set forth on the signature pages hereto.

  All defined terms used herein but not otherwise defined shall have the meaning set forth in Appendix A to the Participation Agreement dated as of January 5,
             ----------
1996 by and among COB, CORI, the Owner Trustee, the Agent, the Lenders and the Holders (as amended pursuant to the First Amendment to Operative Agreements dated as of June 21, 1996 (the "First Amendment"), the Second Amendment to
                                ---------------
Operative Agreements dated as of October 11, 1996 (the "Second Amendment"), the
                                                        ----------------
Assignment, Consent and Third Amendment to Operative Agreements dated as of November 8, 1996 (the "Third Amendment"), and as the same is amended hereby, the
                       ---------------
"Participation Agreement").
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                              W I T N E S S E T H:
                              - - - - - - - - - -

  WHEREAS, COB, CORI, the Owner Trustee, the Agent, the Lenders and the Holders are parties to the Participation Agreement.

  WHEREAS, the Owner Trustee and CORI are parties to (a) the Lease Agreement (Tax Retention Operating Lease) dated as of January 5, 1996 (as amended pursuant to the First Amendment, the Second Amendment, the Third Amendment and as amended hereby, the "Lease Agreement") between the Owner Trustee, as lessor, and CORI,
             ---------------
as lessee and (b) the Agency Agreement dated as of January 5, 1996 (as amended or modified from time to time, the "Agency Agreement") between the Owner
                                    ----------------
Trustee, as lessor, and CORI, as construction agent.

  WHEREAS, CORI and COB have requested that certain amendments and modifications be made to the Operative Agreements;

  WHEREAS, the Lessor, the Agent, the Lenders and the Holders have agreed to such requested amendments and modifications based on the terms and conditions herein set forth.

                               A G R E E M E N T
                               - - - - - - - - -

  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  A.  Participation Agreement. The Participation Agreement is hereby amended and
      -----------------------
modified in the following respects:

      1.   The terms set forth below and defined in Appendix A to the
                                                    ----------
  Participation Agreement shall be amended to read as follows:

      "Approved State" means Virginia, Florida and Texas.

      "Completion Date" shall mean, with respect to a Property, the earlier of
  (a) the date on which Completion for such Property has occurred or (b) June 1, 1999.

      "Construction Period Termination Date" shall mean the earlier of (a) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 5(a) of the Credit Agreement or (b) June 1, 1999.

      "Election Notice" shall have the meaning set fort in Section 20.2 of the Lease.

      "Marketing Period" shall mean, if the Lessee has given a Sale Notice in accordance with Section 20.2 of the Lease, the period commencing on the date such Sale Notice is given and ending on the Expiration Date.

      "Permitted Facility" means each real property location used by the Lessee and/or the Guarantor to support customer service operations, data processing operations and related credit card servicing facilities on behalf of Capital One Bank.

      "Purchase Option" shall have the meaning given to such term in Section
  20.2 of the Lease.

      "Sale Option" shall have the meaning given to such term in Section 20.2 of the Lease.

      2.   Section 5.3(t) is hereby amended to read as follows:

      "(t) in their sole and absolute discretion, the Lenders and the Holders shall have agreed to accept, and to fund the respective Loans and Holder Advances regarding, the particular property then under consideration as a Property; and"

      3.   Section 5.3(u) is hereby added to read as follows:

         "(u) the Property Cost for any property under consideration as a Property shall have a minimum projected value of $10,000,000 upon Completion."

  B.     Lease Agreement. The Lease Agreement is hereby amended and modified in
         ---------------
the following respects:

         1. Section 10.2 of the Lease Agreement is hereby amended to change the reference to "Section 20.1" contained therein to "Section 20.2."

         2. Section 15.2 of the Lease Agreement is hereby amended to change the reference to "Section 20.1" contained therein to "Section 20.2."

         3. Section 19.1 of the Lease Agreement is hereby deleted in its entirety and replaced with the following:

         "19.1 Provisions Relating to Lessee's Purchase of the Properties.
               ----------------------------------------------------------
  Subject to Section 19.2, in connection with (a) any termination of this Lease with respect to the Property pursuant to the terms of Section 16.2, or (b) Lessee's exercise of its Purchase Option under Section 20.2, or (c) Lessee's exercise of an option to purchase one or more Properties pursuant to the terms of Section 20.1, or (d) Lessor's exercise of its option to transfer the Properties subject to this Lease to the Lessee pursuant to the terms of
  Section 20.3, then, upon the date on which this Lease is to terminate with respect to the Property, and upon tender by Lessee of the amounts set forth in Sections 16.2(b), 20.1, 20.2 or 20.3, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee), at Lessee's cost and expense, each of the following: (i) a special or limited warranty Deed conveying the Property (to the extent it is real property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens;
  (ii) a Bill of Sale conveying the Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (iii) any real estate tax affidavit or other document required by law to be executed and filed in order to record the Deed; and (iv) a FIRPTA affidavit. The applicable Property shall be conveyed to Lessee "AS-IS" "WHERE IS" and in then present physical condition."

         4. Article XX is hereby deleted in its entirety and replaced with the following:

                                  "ARTICLE XX

  20.1   Purchase Option on a Scheduled Interest Payment Date.
         ----------------------------------------------------

         Provided that the Election Notice referred to in Section 20.2 has not been delivered, Lessee shall have the option, exercisable at any time and from time to time, by giving Lessor and the Agent no more than sixty (60) days and no less than thirty (30) days irrevocable written notice of Lessee's election to exercise such option, to either (a) purchase one or more (but not all) of the Properties on the Scheduled Interest Payment Date identified in such written notice, at a price equal to the Termination Value for such Property or Properties (which the parties do not intend to be a "bargain" purchase price); provided, however, that the option referred to in this subclause (a) may not be exercised by the Lessee (i) if, after giving effect to such exercise, the aggregate Property Cost of all Properties then subject to the Lease would be less than $20,000,000 or (ii) if any Lease Default of the types specified in Sections 17.1(a), 17.1(b) 17.1(i) or any Lease Event of Default shall have occurred and be continuing; or (b) purchase all of the Properties on any Scheduled Interest Payment Date as identified in such written notice, at a price equal to the Termination Value for all of the Properties (which the parties do not intend to be a "bargain" purchase) and upon such payment this Lease shall terminate, the Available Loan Commitment and the Available Holder Commitment shall be reduced to zero and the outstanding Loans and Holder Amount shall be paid in full.

  20.2      Expiration Date Purchase or Sale Option.
            ---------------------------------------

            (a) Not less than 120 days and no more than 180 days prior to the Expiration Date, Lessee may give Lessor and Agent irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) the
        ---------------
  option to purchase all of the Properties on the Expiration Date specified in the Election Notice (the "Purchase Option") or (b) the option to remarket the
                            ---------------
  Properties and cause a sale of the Properties to occur on the Expiration Date pursuant to the terms of Section 22.1 (the "Sale Option"). If Lessee does not
                                              -----------
  give an Election Notice indicating the Sale Option at least 120 days and not more than 180 days prior to the then Expiration Date, then Lessee shall be deemed to have elected the Purchase Option. If Lessee shall either (i) elect (or be deemed to elect) to exercise the Purchase Option or (ii) elect the Sale Option and fail to cause all of the Properties to be sold in accordance with the terms of Section 22.1 on the Expiration Date, then in either case, Lessee shall pay to Lessor on the date on which such purchase or sale is to occur an amount equal to the Termination Value for all the Properties (which the parties do not intend to be a "bargain" purchase) and, upon receipt of such amount, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to the Properties in accordance with Section 19.1.

            (b) If any Property is the subject of remediation efforts respecting Hazardous Substances at the Expiration Date which could materially and adversely impact the Fair Market Sales Value of such Property, then Lessee shall be obligated to repurchase each such Property pursuant to Section 20.2(a).

  20.3      Third Party Sale Option.
            -----------------------

            (a) Provided no Default or Event of Default shall have occurred and be continuing and provided that the Election Notice has been appropriately given specifying the Sale Option, Lessee shall undertake to cause a sale of the Properties on the Expiration Date (all as specified in the Election Notice) in accordance with the provisions of Section 22.1 hereof.

            (b) In the event the Lessee exercises the Sale Option then, as soon as practicable and in all events prior to the Expiration Date, the Lessee, at its expense, shall cause to be delivered to Lessor an environmental site assessment for each of the Properties recently prepared (no later than 30 days old) by an independent recognized professional reasonably acceptable to Lessor and the Agent and in form, scope and content satisfactory to Lessor and the Agent. In the event that Lessor and the Agent shall not have received such environmental assessment by the Expiration Date or in the event that such environmental assessment shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case in Lessor's sole discretion acting reasonably), then Lessee on the Expiration Date shall pay to Lessor an amount equal to the Termination Value for all of the Properties and any and all other amounts due and owing hereunder. Upon receipt of such payment and all other amounts due under the Lease, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to the Properties in accordance with Section 19.1."

            5. Section 22.1(a) is hereby amended by changing the reference to "Section 20.1" contained in the third full paragraph of such subsection to "Section 20.2."

  C.        Credit Agreement.  The Credit Agreement is hereby amended and
            ----------------
modified in the following respects:

            1. Section 2.1(a) of the Credit Agreement is hereby amended by deleting the last sentence of such subsection (a) and replacing it with the following:

            "Any prepayment of the Loans, whether mandatory or at Borrower's election, shall be subject to reborrowing in accordance with the provisions of this Section 2."

            2. Section 2.3(a) of the Credit Agreement is hereby amended by deleting the last sentence of such subsection (a) and replacing it with the following:

            "Loans repaid or prepaid by the Borrower may be reborrowed hereunder."

            3. Section 2.6(a) of the Credit Agreement is hereby amended by deleting the last sentence of such subsection (a) and replacing it with the following:

            "Amounts prepaid may be reborrowed in accordance with the provisions of this Section 2."

  D.        Trust Agreement.  The Trust Agreement is hereby amended and modified
            ---------------
in the following respects:

            1. Section 3.4(a) of the Trust Agreement is hereby amended by adding the following sentence to the end of such subsection:

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

          "The Owner Trustee may request that Holder Advances prepaid pursuant to this Section be re-advanced in accordance with the provisions of Section
     3.1 of this Trust Agreement."

     E.   Security Agreement.  The Security Agreement is hereby amended and
          ------------------
modified in the following respects:

          1. Section 21 of the Security Agreement is hereby deleted in its entirety and replaced with the following:

          "21. Partial Release; Full Release.  The Administrative Agent may
               -----------------------------
     release for such consideration as it may require any portion of the Trust Property without (as to the remainder of the Trust Property) in any way impairing or affecting the Lien, security interest and priority herein provided for the Administrative Agent compared to any other Lien holder or secured party. Further, upon receipt by the Borrower of the Termination Value with respect to one or more Properties and payment to the Lenders of principal and interest due on the Loan (corresponding to the Termination Value payment) and all other Obligations with respect to such Property encumbered by this Security Agreement, the Administrative Agent shall execute and deliver to the Borrower such documents and instruments as may be required to release the Lien and security interest created by this Security Agreement with respect to the applicable Property or Properties, as the case may be."

     F. Each of the parties hereto hereby represent and warrant that as of the date hereof (i) the representations and warranties of such party contained in
Section 7 and Section 8 of the Participation Agreement are true and correct in all material respects and (ii) no Default or Event of Default currently exists and is continuing with respect to any such party.

     G. The effectiveness of this Fourth Amendment is contingent upon the receipt by the Agent of the following items, each in form and substance satisfactory to the Agent: (i) this Fourth Amendment duly executed by the parties hereto; (ii) a legal opinion of counsel to COB and CORI in form and substance satisfactory to the Agent; and (iii) such other certificates, resolutions and opinions as deemed necessary or advisable by the Agent.

     H. This Fourth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Fourth Amendment to produce or account for more than one such counterpart.

     I. Except as modified hereby, all of the terms and conditions of the Operative Agreements shall remain in full force and effect.

     J. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Fourth Amendment to be duly executed and delivered as of the date first above written.


                              CAPITAL ONE REALTY, INC.
                              as Construction Agent and as Lessee

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


ACKNOWLEDGED AND AGREED TO AS A SIGNATORY TO THE PARTICIPATION AGREEMENT AND AS THE GUARANTOR:

                              CAPITAL ONE BANK,
                              as Guarantor

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              FIRST SECURITY BANK, NATIONAL ASSOCIATION
                              (f/k/a First Security Bank of Utah,
                              N.A.), not individually, except as
                              expressly stated herein, but solely
                              as Owner Trustee under the COB Real
                              Estate Trust 1995-1

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              NATIONSBANK OF TEXAS, N.A.,
                              as Holder, as a Lender and as Administrative Agent

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              FIRST UNION NATIONAL BANK OF VIRGINIA, as a Lender and a Holder

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              THE FIRST NATIONAL BANK OF CHICAGO, as a Lender

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              BANK OF TOKYO - MITSUBISHI TRUST COMPANY, as a Lender

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as a Lender

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              BARCLAYS BANK PLC, as a Lender

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              BANK OF MONTREAL, as a Lender and a Holder

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              KREDIETBANK N.V., as a Lender

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------